SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    April 22, 2003

OAKWOOD HOMES CORPORATION

(Exact name of registrant as specified in charter)

North Carolina	1-7444	56-0985879

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification Number)

7800 McCloud Road, Greensboro, North Carolina	27409-9634

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (336) 664-2400

Item 8. Change in Fiscal Year.

     On April 22, 2003, the Board of Directors of the Company approved a change of the Company’s fiscal year end from September 30 to June 30. The audited financial statements for the nine month transition period from October 1, 2002 to June 30, 2003 will be reported on a Form 10-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAKWOOD HOMES CORPORATION

Date: May 7, 2003	By:	/s/ Suzanne H. Wood

Name: Suzanne H. Wood
Title: Executive Vice President and Chief Financial Officer